                                                                    EXHIBIT 10.5

     ====================================================================
                        AOL ADVERTISING INSERTION ORDER
     ====================================================================

                                           [LOGO OF AMERICA ONLINE APPEARS HERE]

Contract #:_____________________
AOL Salesperson:
Sals Coordinator: Cluny Venables
                  --------------
Date:___________________________

-----------------------------------------------------------------------------------------------------
                                                Advertiser                      Advertising Agency
-----------------------------------------------------------------------------------------------------
        Contact Person             Anne Moellering, Director, Consumer
                                                Marketing
-----------------------------------------------------------------------------------------------------
         Company Name                         Fogdog Sports
-----------------------------------------------------------------------------------------------------
       Address - Line 1                   3031 Tish Way,Suite 100
                                                Plaza East
-----------------------------------------------------------------------------------------------------
       Address - Line 2                        San Jose, CA
-----------------------------------------------------------------------------------------------------
            Phone #                            408-615-3535
-----------------------------------------------------------------------------------------------------
             Fax #
-----------------------------------------------------------------------------------------------------
             Email
-----------------------------------------------------------------------------------------------------
           SIC Code
-----------------------------------------------------------------------------------------------------
   Advertiser IAB Category
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                             Billing Information
-----------------------------------------------------------------------------------------------------
  Send Invoices to (choose one):                [ ] Advertiser                   [ ] Agency
-----------------------------------------------------------------------------------------------------
  Advertiser or Agency Billing
        Contact Person
-----------------------------------------------------------------------------------------------------
         Company Name
-----------------------------------------------------------------------------------------------------
    Billing Address - Line 1
-----------------------------------------------------------------------------------------------------
    Billing Address - Line 2
-----------------------------------------------------------------------------------------------------
        Billing Phone #
-----------------------------------------------------------------------------------------------------
         Billing Fax #
-----------------------------------------------------------------------------------------------------
     Billing Email Address
-----------------------------------------------------------------------------------------------------
     P.O. #, if applicable

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Billing Schedule (select one):

[ ] If total payment due is less than or equal to $5,000 and the advertiser is new to AOL, payment is due upon signing* and must be received by AOL prior to ad flight.

[ ] If total payment due is greater than $5,000, an advertiser new to AOL must have a favorable D&B credit rating (as determined by AOL). If the new advertiser does not receive a favorable credit rating or no D&B credit rating is available, payment is due* in advance of display start date.

[ ] Given a favorable credit rating for a new advertiser or a positive payment history for a current advertiser, invoices will be due monthly commencing on the display start date, due net 30. A current advertiser with invoices past due to AOL must pay outstanding debts prior to new display start date.

* Payment Information if payment is due to AOL upon signing or prior to display start date (select one):

[ ]  Payment due is greater than or equal to $100,000, please wire funds to:
Acct Title: America Online, Inc., ABA: 021000021, Acct #: 323070752, The Chase Manhattan Bank, 1 Chase Manhattan Bank, New York, NY 10081.

[ ] Payment due is less than $100,000, please mail checks to: America Online, Inc., Attn: Accounts Receivable, General Post Office, P.O. Box 5696, New York, NY 10087-5696.

All amounts not paid when due and payable will bear interest from the due date at the prime rate in effect at such time. In the event of nonpayment, AOL reserves the right to immediately terminate this Agreement with written notice to Advertiser

Inventory Type (choose one):  [ ] AOL Service only      [ ] AOL Affiliate only
                                                            (e.g., AOL.com)
                              [ ] AOL Service & AOL Affiliate

------------------------------------------------------------------------------------------------------------------
                                                       AOL Service
------------------------------------------------------------------------------------------------------------------
   AOL Inventory/Demographic*           Display   Display              # of Ad       Total Gross      Total
            Purchased                    Start     Stop     Ad Type      Slots           Price      Impressions
                                          Date     Date                Purchased
------------------------------------------------------------------------------------------------------------------
          See Exhibit D
------------------------------------------------------------------------------------------------------------------
             Total
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
* Attach completed AOL Demographic                                       Totals:
        Profile Worksheet

------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
           All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

                                            Artwork required from Advertiser/Agency:
                                            ----------------------------------------

 [ ] 234x60  IAB Standard /7k Max                 [ ] 120x60 Shopping/5k Max            [ ] 175x45 Chat/Mail in-box/5k Max
 [ ] Special_____
     * Animation is only available on selected screens.  Please contact your AOL Salesperson for additional information. *

 Linking URL:  The HTTP/URL address to be connected to the Advertisement shall be:  http://         (must be filled in)

                                          Please send artwork and URL to (choose one):

           [ ] AOLARTWEST@aol.com                    [ ] AOLARTEAST@aol.com                [ ] CENTRALADS@aol.com
               ------------------                        ------------------                    ------------------

    AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Advertisement.
================================================================================================================================



--------------------------------------------------------------------------------
                         AOL Affiliate (e.g., AOL.com)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  AOL Affiliate (e.g., AOL.com)
                                                             Inventory
-----------------------------------------------------------------------------------------------------------------------------------
                AOL Affiliate                  Display        Display                  # of Ad      Total Gross        Total
           Inventory/Demographic*               Start          Stop       Ad Type       Slots          Price        Impressions
                 Purchased                      Date           Date                   Purchased
-----------------------------------------------------------------------------------------------------------------------------------
               See Exhibit D
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
    * See attached package description for                                             Totals:
       any AOL.com package purchases
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Art
-----------------------------------------------------------------------------------------------------------------------------------

All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.


                   Artwork required from Advertiser/Agency :
                  ------------------------------------------

[_] 468x60 NF Reviews, Search Terms, My News & Hometown/12k Max/animation OK
[_] 100x70 AOL.com Home Page/3k               [_] 120x60 NF Home Page/2k
    Max/No animation                              Max/No animation
[_] 234x60 NF Kids Only &                     [_] 120x60 Instant Messenger/7.5k
    Hometown/5k Max/animation OK                  Max/animation OK

Linking URL: The HTTP/URL address to be connected to the Advertisement shall be: http:// ________________(must be filled in)

                 Please send artwork and URL to (choose one):

    [_] AOLWEBWEST@aol.com      [_] AOLWEBEAST@aol.com   [_] CENTRALADS@aol.com
        ------------------          ------------------       ------------------
AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the
                                Advertisement.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Advertising Purchase Summary
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Total Price                        Total Impressions                CPM
-----------------------------------------------------------------------------------------------------------------------------------
         AOL Networks
-----------------------------------------------------------------------------------------------------------------------------------
        AOL Affiliate
-----------------------------------------------------------------------------------------------------------------------------------
     Total Purchase Price
-----------------------------------------------------------------------------------------------------------------------------------
    (Less Agency Discount)
-----------------------------------------------------------------------------------------------------------------------------------

                               ----------------------------------------------------------------------------------------------------

                               ----------------------------------------------------------------------------------------------------
                                                 Net Purchase Price                   Total Impressions
                               ----------------------------------------------------------------------------------------------------

The products and/or services to be offered or promoted by Advertiser in the Advertisements are as follows: Sporting Goods (specifically excluding events, event tickets and any auction or club services offered by Advertiser) (the "Advertiser's Products"). Notwithstanding the foregoing, Advertiser shall not be restricted from promoting sporting events and the sale of event tickets on the Affiliated Advertiser Site. Advertiser agrees to offer AOL the opportunity to sell on terms as the Parties shall reasonably agree on or off the AOL Network any and all event tickets offered on the Affiliated Advertiser Site, except where Advertiser is prohibited via contract or otherwise from extending such opportunity to AOL.

Impressions Commitment. In the event AOL delivers the impression commitment
----------------------
provided for hereunder prior to the Display Stop Date, AOL may, at its option, discontinue display at such earlier time; provided, however, that AOL shall make commercially reasonable efforts to generally deliver the impression commitment evenly over the Term. Any guarantees are to impressions (as measured by AOL in accordance with its standard methodologies and protocols), not "click-throughs." In the event there is (or will be in AOL's reasonable judgment) a shortfall in impressions as of the end of a display period (a "Shortfall"), such Shortfall shall not be considered a breach of the Agreement by AOL: instead, AOL will provide Advertiser, as its sole remedy, with "makegood" impressions through comparable advertisement placements on the AOL Network which have a total value, based on AOL's then-current advertising rate card, equal to the value of the Shortfall. To the extent impressions commitments are identified without regard to specific placements, such placements will be as mutually agreed upon by AOL and Advertiser during the course of the display period. AOL reserves the right to alter Advertiser flight dates to accommodate trafficking needs or other operational needs. In such cases, AOL will make available to Advertiser comparable equivalent flight(s).

Standard Terms and Conditions.  This Insertion Order (this "Insertion Order" or
-----------------------------
"Agreement") incorporates by reference AOL's standard advertising terms and conditions (the "Standard Terms"), including terms related to advertising material, payment modifications, cancellation rights, usage data, limitations of liability, disclaimers, indemnifications, use of AOL member information and miscellaneous legal terms. Among other things, the Standard Terms provide AOL the right to cancel and remove any and all Advertisements, promotions and Impressions provided under this Insertion Order on thirty days notice to Advertiser (or upon such shorter notice as may be designated by AOL in the event that AOL believes that further display of the Advertisement will expose AOL to liability or other adverse consequences), in which case Advertiser shall only be responsible for the pro-rata portion of payments attributable to the period preceding such termination. The Standard Terms appear at keyword "Standard Ad Terms4" on the U.S.-based America Online brand service and at http://mediaspace.aol.com/adterms4.html." A hard copy of the Standard Terms will be provided to advertiser upon request. Advertiser acknowledges that it has been provided an opportunity to review the Standard Terms and agrees to be bound by them.

AUTHORIZED SIGNATURES

In order to bind the parties to this Insertion Order, their duly authorized representatives have signed their names below on the dates indicated. This Agreement (including (i) the Standard Terms, (ii) the additional terms and conditions on Exhibit A attached hereto, (iii) the definitions on Exhibit B attached hereto, the operational provisions on Exhibit C attached hereto and the Carriage Plan on Exhibit D attached hereto, each incorporated herein by reference and made a part hereof) shall be binding on both parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto)).

AMERICA ONLINE, INC.                       ADVERTISER


By:  /s/ David M. Colburn                  By:  /s/ Tim Harrington

Print Name: David M. Colburn               Print Name: Tim Harrington
Title: Senior Vice President               Title: President and CEO
Date:  6/30/99                             Date:  6/30/99

                                   EXHIBIT A
                                   ---------
                               Additional Terms
                               ----------------

1.   Payments; Late Payments; Wired Payments.  Advertiser shall pay AOL a non-
     ---------------------------------------
     refundable guaranteed payment of [*], payable as follows:

     [*]
     [*]
     [*]
     [*]

     All amounts owed under this Agreement not paid when due and payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. All payments required hereunder will be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number 323070752 at The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081 (ABA: 021000021). In the event of nonpayment, AOL reserves the right to immediately terminate this Agreement with written notice to Advertiser.

2.   Content of Affiliated Site. The Advertisements will only promote the
     --------------------------
     Advertiser's Products. Additionally, the Affiliated Advertiser Site will only offer the Advertiser's Products and content related thereto (except to the extent otherwise mutually agreed upon by the parties). Advertiser will ensure that the prices, terms and conditions for the Products in the Affiliated Advertiser Site are no less favorable than the prices, terms and conditions on which the Products or substantially similar products are offered by or on behalf of Advertiser through any other distribution channels. No sales of Advertiser's Products or any other products through the Affiliated Advertiser Site shall be conducted (i) through a person-to-person auction format, or (ii) in the case of sales to AOL Users, through a fee-based club format.

3. Advertising Sales. The Parties acknowledge that Advertiser does not currently sell such Advertisements and has currently no plans to sell such Advertisements in the future In the event that Advertiser sells such advertisements during the term, the Parties shall conduct good faith negotiation of an appropriate relationship (which may include a revenue share) concerning such Advertisements. No Interactive Service (other than AOL or its affiliates) will be promoted in the Affiliated Advertiser Site.

4.   Special Offers/Member Benefits.  Advertiser will generally promote through
     ------------------------------
     the Affiliated Advertiser Site any special or promotional offers made available by or on behalf of Advertiser through any other distribution channels. In addition, Advertiser shall use its best faith efforts to promote through the Affiliated Advertiser Site on a regular and consistent basis, special offers exclusively available to AOL Users (the "AOL Special Offers"). AOL Special Offers made available by Advertiser shall provide a substantial benefit to AOL users, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. Advertiser will provide AOL with reasonable prior notice of AOL Special Offers so that AOL can market the availability of such AOL Special Offers in the manner AOL deems appropriate in its editorial discretion.

5.   AOL Quick Checkout.  Advertiser will take all reasonable steps necessary to
     ------------------
     conform its promotion and sale of products through the Advertiser Site to the then-existing commerce technologies made available to Advertiser by AOL, including without limitation AOL's "quick checkout" tool which allows AOL users to enter payment and shipping information which is then passed from AOL's centralized server unit to Advertiser for order fulfillment ("AOL Quick Checkout"). AOL will make all reasonable efforts to provide the tools for the Advertiser to enable the Advertiser Site with the AOL Quick Checkout technology and functionality. Collection, storage and disclosure of information which Advertiser provides to AOL, will be subject to AOL's privacy

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     policy and all confidentiality requirements hereunder. To the extent that the Advertiser Site includes AOL's Quick Checkout, Advertiser will ensure that the AOL Quick Checkout is of equal placement and promotion prominence to other available payment options.

6.   Merchant Certification Program.  Advertiser will participate in any
     ------------------------------
     generally applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require Advertiser participants on the Shopping Channel on an ongoing basis to meet certain reasonable standards relating to provision of electronic commerce through the AOL Service, AOL.com and the CompuServe Service and may also require from "Certified Merchant" program participants generally, the payment of certain nominal certification fees to AOL or its authorized agents or contractors operating the program.

7.   BizRate Survey.  Advertiser agrees to (i) participate in the BizRate
     --------------
     Program, a service offered by Binary Compass Enterprises, Inc. (BCE), which provides opt-in satisfaction surveys to Users who purchase products through such Affiliated Advertiser Site or such other provider of such services as AOL may designate or approve from time to time, and (ii) provide a link to BizRate's then-current standard survey forms, or such other survey forms offered by any other party that AOL may reasonably designate or approve from time to time. Advertiser's participation shall be based upon a separate written agreement which Advertiser will enter into with BCE, or other such party reasonably designated or approved by AOL. Advertiser hereby authorizes BCE to provide to AOL any and all reports (other than proprietary reports to which access is password controlled) provided to Advertiser by BCE, or other third party providing such services, and agrees to provide written notice of such authorization to BCE, or such other third party.

8.   Specific Customer Service Requirements.  Advertiser will receive all emails
     --------------------------------------
     from Customers via a computer available to Advertiser's customer service staff and generally respond to such emails in a manner consistent with its best business practices, which Advertiser represents is currently within one business day . Advertiser will receive all orders electronically and generally process all orders within one business day of receipt, provided products ordered are not advance order items. Advertiser will ensure that all orders of products are received, processed, fulfilled and delivered on a timely and professional basis. Advertiser will offer AOL users who purchase products through such the Advertiser Site a money-back satisfaction guarantee that is consistent with Advertiser's then-current return policy and is no less favorable the standard in Advertiser's industry . Such money-back satisfaction guarantee policy shall be readily accessible to users of the Affiliated Advertiser Site. Advertiser will bear all responsibility for compliance with federal, state and local laws in the event that products are out of stock or are no longer available at the time an order is received. Advertiser will also comply with the requirements of any federal, state or local consumer protection or disclosure law. Payment for products will be collected by Advertiser directly from customers. Advertiser's order fulfillment operation will be subject to AOL's reasonable review.

9.   Navigation. Advertiser  will use best faith efforts to provide navigational
     ----------
     ability for AOL or users to return to an agreed-upon point on the AOL Network (for which AOL shall supply the proper address) from the Affiliated Advertiser Site (e.g., the point on the AOL Service from which the Affiliated Advertiser Site is linked) in a manner mutually acceptable to the Parties, which, at AOL's option, may be satisfied through the use of a hybrid browser format. Additionally, in cases where an AOL User performs a search for Advertiser through any search or navigational tool or mechanism that is accessible or available through the AOL Network (including without limitation Advertisements, AOL Service "Keywords", AOL.com "Search Terms", CompuServe "Go Words" or any other similar promotions or navigational tools), AOL shall have the right to direct such AOL User to the Affiliated Advertiser Site, or any other Advertiser Interactive Site determined by AOL in its reasonable discretion.

10.  Auditing Rights.  At all times during the Continued Link Period, Advertiser
     ---------------
     will maintain complete, clear and accurate records of all expenses, revenues and fees in connection payments due during the Continued Link Period. For the sole purpose of ensuring compliance with this Agreement, AOL (or its representative) will have the right to conduct a reasonable and necessary inspection of only the portions of the books and records of Advertiser which are relevant to Advertiser's payments due during the Continued Link Period. Any such audit may be conducted after twenty-(20) business days prior written notice to Advertiser. AOL shall bear the expense of any audit conducted pursuant to this Agreement unless such audit shows an error in AOL's favor amounting to a deficiency to AOL in excess of five percent (5%) of the actual amounts paid and/or payable to AOL hereunder, in which event Advertiser shall bear the reasonable expenses of the audit. Advertiser shall pay AOL the amount of any deficiency discovered by AOL within thirty (30) days after receipt of notice thereof from AOL.

11.  Taxes. Advertiser will collect and pay and indemnify and hold AOL harmless
     -----
     from, any sales, use, excise, import or export value added or similar tax or duty not based on AOL's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees.

12.  Sales Reports.  During the Continued Link Period, Advertiser will provide
     -------------
     AOL in an automated manner with a monthly report in an AOL-designated format, detailing the following activity in such period (and any other information mutually agreed upon by the parties or reasonably required for measuring revenue activity of AOL Users by Advertiser through AOL links to the Affiliated Advertiser Site): (i) summary sales information by day (date, number of products sold, number of orders, total Transaction Revenues). More generally, each payment to be made by Advertiser during the Continued Link Period pursuant to the revenue sharing provisions hereof, will be accompanied by a report containing information which supports the payment, including information identifying (i) gross Transaction Revenues and all items deducted or excluded from gross Transaction Revenues to produce Transaction Revenues. During the Term and the Continued Link Period, Advertiser shall provide AOL with aggregate sales and revenue information, as AOL shall reasonably request.

13.  Solicitation of AOL Users. During the term of the Agreement and for a two
     -------------------------
     year period thereafter, Advertiser will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of another Interactive Service. More generally, Advertiser will not send unsolicited, commercial e-mail (i.e., "spam") through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail is being sent has voluntarily either
     (i) engaged in a transaction with Advertiser or (ii) provided information to Advertiser through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail being sent to that AOL User by Advertiser or its agents. Any commercial e-mail communications to AOL Users which are otherwise permitted hereunder, will (a) include a prominent and easy means to "opt-out" of receiving any future commercial e-mail communications from Advertiser, and (b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

14.  Collection and use of User Information.  Advertiser shall ensure that its
     --------------------------------------
     collection, use and disclosure of information obtained from AOL Users under this Agreement ("Member Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the Affiliated Advertiser Site, Advertiser's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding Advertiser's collection, use and disclosure of user information). Except when required by legal process, Advertiser will not disclose Member Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service.

15.  AOL Look and Feel.  Advertiser acknowledges and agrees that AOL will own
     -----------------
     all right, title and interest in and to the AOL Look and Feel (subject only to Advertiser's ownership rights in any Advertiser trademarks or copyrighted material within the Affiliated Advertiser Site).

16.  Management of the Affiliated Advertiser Site.  Advertiser will manage,
     --------------------------------------------
     review, delete, edit, create, update and otherwise manage all Content available on or through the Affiliated Advertiser

     Site, in a timely and professional manner and in accordance with the terms of this Agreement. Advertiser will ensure that the Affiliated Advertiser Site is current, accurate and well-organized at all times. Advertiser warrants that the Licensed Content : (i) will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right; (ii) will not violate AOL's then-applicable Terms of Service; and (iii) will not violate any applicable law or regulation (federal, state, or otherwise), including without limitation those relating to taxes, advertising, or contests, sweepstakes or similar promotions. Additionally, Advertiser represents and warrants that, to the best of its knowledge, it owns or has a valid license to all rights to any Licensed Content used in AOL "slideshow" or other formats embodying elements such as graphics, animation and sound, free and clear of all encumbrances and without violating the rights of any other person or entity. Advertiser also warrants that a reasonable basis exists for all Product performance or comparison claims appearing through the Affiliated Advertiser Site. Advertiser shall not in any manner, including, without limitation in any Advertisement, the Licensed Content, or any Materials (defined below), state or imply that AOL recommends or endorses Advertiser or Advertiser's Services (e.g., no statements that Advertiser is an "official" or "preferred" provider of products or services for AOL). AOL will have no obligations with respect to the Products available on or through the Affiliated Advertiser Site, including, but not limited to, any duty to review or monitor any such Products.

17.  Duty to Inform.  Advertiser will promptly inform AOL of any information
     --------------
     related to the Affiliated Advertiser Site which Advertiser believes in good faith could reasonably lead to a material claim, demand, or liability of or against AOL and/or its affiliates by any third party.

18. Cross-Promotion
    ---------------

     (a)  Online.  Advertiser represents that it does not currently include
          ------
          third party promotional banners or buttons ("Third Party Promotions") on the Affiliated Advertiser Site. In the event that Advertiser elects to include Third Party Promotions on the Affiliated Advertiser Site in the future, the Parties agree to discuss in good faith the placement of AOL promotional material on the Affiliated Advertiser Site and the payment by AOL to Advertiser of bounties for new AOL Subscribers attained as a result of such promotional materials.

     (b) In Advertiser's television, radio, print and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of media over which Advertiser exercises at least partial editorial control, Advertiser will use best faith efforts to include specific references or mentions (verbally where possible) of the availability of the Affiliated Advertiser Site through the AOL Service. Such efforts will include efforts to accompany Advertiser's listing of the "URL" for any Advertiser Web Site with a prominent listing of the "keyword" term on AOL for the Affiliated Advertiser Site. Advertiser will not implement or authorize any promotion similar in any respect (including, without limitation, in scope, purpose, amount, prominence or regularity) to the promotion required or provided pursuant to this Agreement for any other entity reasonably construed to be competitive to AOL.

19.  Promotional Materials/Press Releases.  Each Party will submit to the other
     ------------------------------------
     Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, press releases, and all other promotional materials related to the Affiliated Advertiser Site and/or referencing the other Party and/or its trade names, trademarks, and service marks (the "Materials"); provided, however, that either Party's use of screen shots of the Affiliated Advertiser Site for promotional purposes will not require the approval of the other Party so long as America Online(R) is clearly identified as the source of such screen shots; and provided further, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference to the existence of a business relationship between the Parties will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Materials. Once approved, the Materials may be used by a Party and its affiliates for the purpose of promoting the Affiliated Advertiser Site and the content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Materials may be depleted. Notwithstanding the foregoing, either Party may issue press releases and other disclosures as required by law or as reasonably advised by legal counsel without the consent of the other Party and in such event, the disclosing Party will provide at least five (5) business days prior written notice of such disclosure.

20.  Term.  The effective term (the "Term") hereof shall begin on the Effective
     ----
     Date hereof and end on the two year anniversary thereof, unless otherwise terminated prior thereto.

21.  Continued Link.  Upon conclusion of the Term of this Agreement, AOL may, at
     --------------
     its discretion, continue to promote one or more "pointers" or links from the AOL Network to the Affiliated Advertiser Site (or, if the Affiliated Advertiser Site no longer exists, to any Advertiser Interactive Site) and continue to use Advertiser's trade names, trade marks and service marks in connection therewith (collectively, a "Continued Link"). After the Term, regardless of any Continued Link, the following obligations of the Parties will cease: (i) Advertiser will not be required to pay any guaranteed, fixed payment, maintain the Affiliated Advertiser Site nor perform any of the cross-promotional obligations contained herein (except as set forth below); and (ii) AOL will not be required to undertake any minimum promotional/placement obligations. However, so long as AOL maintains a Continued Link (the "Continued Link Period"), the following obligations shall survive the Term of this Agreement: (i) Advertiser shall pay to AOL a percentage of all Transaction Revenues (without respect to any revenue thresholds or hurdles, payable on a quarterly basis within thirty (30) days following the end of the quarter in which the applicable Transaction Revenues were generated) equal to [*] and (ii) the Standard Terms shall survive, together with any provisions necessary if and to the extent required for the express purposes of this paragraph. For purposes hereof, "Transaction Revenues" shall mean aggregate amounts paid by AOL
     Purchasers connecting to the Advertiser's site by such continued links or pointers and completing purchase on the same visit, in connection with the purchase of any of Advertiser's Products in the Affiliated Advertiser Site, excluding, in each case, (a) amounts collected for sales or use taxes or duties and (b) credits and chargebacks for returned or canceled goods or services, (c) handling, shipping and service charges, but not excluding cost of goods sold or any similar cost. Notwithstanding the foregoing, the calculation of "Transaction Revenues" shall be no less favorable to AOL than the most favorable calculation (to the partner) under Advertiser's Affiliate's Program.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Exhibit B
                                  Definitions
                                  -----------

Advertising Revenues.  Aggregate amounts collected plus the fair market value of
--------------------
any other compensation received (such as barter advertising) by Advertiser, AOL or either Party's agents, as the case may be, arising from the license or sale of Advertisements, promotions, links or sponsorships that appear within any pages of the Affiliated Advertiser Site, less applicable advertising sales commissions. Advertising Revenues does not include amounts arising from Advertisements on any screens or forms preceding, framing or otherwise directly associated with the Affiliated Advertiser Site, which will be sold exclusively by AOL.

Affiliated Advertiser Site.  The specific area to be promoted and distributed by
--------------------------
AOL hereunder through which Advertiser can market and complete transactions regarding its permitted Services.

AOL Member.  Any authorized user of the AOL Service, including any sub-accounts
----------
using the AOL Service under an authorized master account.

AOL Network.  (i) The AOL Service, (ii) AOL.com, (iii) CompuServe, (iv) Digital
-----------
City, (v) Netcenter, and (vi) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide (and including those properties excluded from the definitions of the AOL Service or AOL.com). It is understood and agreed that the rights of MP relate only to the AOL Service and AOL.com and not generally to the AOL Network.

AOL Purchaser.  (i) Any person or entity who enters the Affiliated Advertiser
-------------
Site from the AOL Network including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both Parties' commercially reasonable efforts), and generates Transaction Revenues (regardless of whether such person or entity provides an e-mail address during registration or entrance to the Affiliated Advertiser Site which includes a domain other than an "AOL.com" domain); and (ii) any other person or entity who, when purchasing a product, good or service through an Advertiser Interactive Site, provides an AOL.com domain name or a Compuserve.com domain name as part of such person or entity's e-mail address.

AOL Service. The standard narrow-band U.S. version of the America Online brand
-----------
service, specifically excluding (a) AOL.com, Netcenter or any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online brand service, (e) any programming or Content area offered by or through the U.S. version of the America Online brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online brand service, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (h) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL Look and Feel.  The elements of graphics, design, organization,
-----------------
presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with interactive sites within the AOL Network.

AOL User. Any user of the AOL Service, AOL.com, CompuServe, Digital City,
--------
Netcenter, or the AOL Network.

AOL.com.  AOL's primary Internet-based Interactive Site marketed under the
-------
"AOL.COM(TM)" brand, specifically excluding (a) the AOL Service, (b) Netcenter,
(c) any international versions of such site, (d)

"ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)," "AOL Hometown," "My News" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through such site which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Advertiser Interactive Site.  Any Interactive Site (other than the Affiliated
---------------------------
Advertiser Site) which is managed, maintained, owned or controlled by Advertiser or its agents.

CompuServe.  The standard, narrow-band U.S. version of the CompuServe brand
----------
service, specifically excluding (a) any international versions of such service,
(b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content and (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content, distribution, services and/or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer and (h) any property, feature, product or service which CompuServe or its affiliates may acquire subsequent to the Effective Date.

Confidential Information.  Any information relating to or disclosed in the
------------------------
course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, AOL Users, AOL Purchasers and Advertiser customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

Content. Text, images, video, audio (including, without limitation, music used
-------
in synchronism or timed relation with visual displays) and other data, Services, advertisements, promotions, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

Digital City. The standard, narrow-band U.S. version of Digital City's local
-------------
content offerings marketed under the Digital City brand name, specifically excluding (a) the AOL Service, AOL.com, Netcenter, or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of Digital City's local content offerings, (e) any programming or Content area offered by or through such local content offerings over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date, (h) any other version of a Digital City local content offering which is materially different from the narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City(R) brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (i) Digital City- branded offerings in any local area where such offerings are not owned or operationally controlled by America Online, Inc. or DCI (e.g., Chicago, Orlando, South Florida, and Hampton Roads).

Effective Date.  June 30, 1999.
--------------

Impression.  User exposure to the applicable Promotion, as such exposure may be
----------
reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

Interactive Service.  An entity offering one or more of the following: (i)
-------------------
online or Internet connectivity services (e.g., an Internet service provider);
(ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall or other leading online commerce site); and (iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages.

Interactive Site. Any interactive site or area, including, by way of example and
----------------
without limitation, (i) a Advertiser site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network, interactive environment such as Microsoft's Active Desktop or interactive television service such as WebTV.

Licensed Content.  All Content offered through the Affiliated Advertiser Site
----------------
pursuant to this Agreement or otherwise provided by Advertiser or its agents in connection herewith (e.g., offline or online promotional Content, Promotions, AOL "slideshows", etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

Netcenter.  Netscape Communications Corporation's primary Internet-based
---------
Interactive Site marketed under the "Netscape Netcenter" brand, specifically excluding (a) the AOL Service, (b) AOL.com, (c) any international versions of such site, (d) "ICQ," "AOL Netfind," "AOL Instant Messenger," "NetMail," "AOL Hometown," "My News," "Digital City," or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g. Custom NetCenters built specifically for third parties).

Search Term or searchterm.  The online search term or terms made available on
-----------    ----------
AOL.com only for use by AOL.com users using the NetFind brand search engine thereon (the results of which such search are non-exclusive, and result in references to many entities).

                                   Exhibit C

                                   Operations
                                   ----------

1.  Affiliated Advertiser Site Infrastructure.  Advertiser will be responsible
    -----------------------------------------
    for all communications, hosting and connectivity costs and expenses associated with the Affiliated Advertiser Site. Advertiser will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Affiliated Advertiser Site from the AOL Network. Advertiser will design and implement the network between the AOL Service and Affiliated Advertiser Site such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the Affiliated Advertiser Site from the AOL Network and (ii) no single line will run at more than 70% average utilization for a 5-minute peak in a daily period. In this regard, Advertiser will provide AOL, upon request, with a detailed network diagram regarding the network infrastructure supporting the Affiliated Advertiser Site. In the event that Advertiser elects to create a custom version of the Affiliated Advertiser Site in order to comply with the terms of this Agreement, Advertiser will bear responsibility for all aspects of the implementation, management and cost of such customized site.

2.  Optimization; Speed.  Advertiser will use commercially reasonable efforts to
    -------------------
    ensure that: (a) the functionality and features within the Affiliated Advertiser Site are optimized for the client software then in use by AOL Members; and (b) the Affiliated Advertiser Site is designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, Advertiser will ensure that the Affiliated Advertiser Site's data transfers initiate within fewer than fifteen (15) seconds on average. Prior to commercial launch of any material promotions described herein, Advertiser will permit AOL to conduct performance and load testing of the Affiliated Advertiser Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

3.  User Interface.  Advertiser will maintain a graphical user interface within
    --------------
    the Affiliated Advertiser Site that is competitive in all material respects with interfaces of other similar sites based on similar form technology. AOL reserves the right to review and approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to Advertiser's compliance with the preceding sentence.

4.  Technical Problems. Advertiser agrees to use commercially reasonable efforts
    ------------------
    to address material technical problems (over which Advertiser exercises control) affecting use by AOL Members of the Affiliated Advertiser Site (a "Advertiser Technical Problem") promptly following notice thereof. In the event that Advertiser is unable to promptly resolve a Advertiser Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to Advertiser hereunder until such time as Advertiser corrects the Advertiser Technical Problem at issue.

5.  Monitoring. Advertiser will ensure that the performance and availability of
    ----------
    the Affiliated Advertiser Site is monitored on a continuous basis. Advertiser will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for Advertiser's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Affiliated Advertiser Site.

6.  Telecommunications. The Parties agree to explore encryption methodology to
    ------------------
    secure data communications between the Parties' data centers. The network between the Parties will be configured such that no single component failure will significantly impact AOL Users. The network will be sized such that no single line runs at more than 70% average utilization for a 5-minute peak in a daily period.

7.  Security. Advertiser will utilize Internet standard encryption technologies
    --------
    (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the Affiliated Advertiser Site. Advertiser will facilitate periodic reviews of the Affiliated Advertiser Site by AOL in order to evaluate the security risks of such site. Advertiser will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

8.  Technical Performance.
    ---------------------

   i. Advertiser will design the Affiliated Advertiser Site to support the AOL-client embedded versions of the Microsoft Internet Explorer 3.0 and
        4.0 browsers (Windows and Macintosh), the Macintosh version of the Microsoft Internet Explorer 3.0, and make commercially reasonable efforts to support all other AOL browsers listed at:
        "http://webmaster.info.aol.com/BrowTable.html."

   ii. To the extent Advertiser creates customized pages on the Affiliated Advertiser Site for AOL Members, Advertiser will configure the server from which it serves the site to examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at:
        "http://webmaster.info.aol.com/Brow2Text.html."

   iii. Advertiser will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.
                            ------------------------------

   iv. Advertiser will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing cached information listed at http://webmaster.info.aol.com.
                                                ------------------------------

   v.       Prior to releasing material, new functionality or features through
            ------------------------------------------------------------------
        the Affiliated Advertiser Site ("New Functionality"), Advertiser will
        ---------------------------------------------------------------------
        use commercially reasonable efforts to either (i) test the New
        --------------------------------------------------------------
        Functionality to confirm its compatibility with AOL Service client
        ------------------------------------------------------------------
        software or (ii) provide AOL with written notice of the New
        -----------------------------------------------------------
        Functionality so that AOL can perform tests of the New Functionality to
        -----------------------------------------------------------------------
        confirm its compatibility with the AOL Service client software.
        ---------------------------------------------------------------

9.  AOL Internet Services Advertiser Support. AOL will provide Advertiser with
    ----------------------------------------
    access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of Advertiser or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any Advertiser area other than the Affiliated Advertiser Site. Support to be provided by AOL is contingent on Advertiser providing to AOL demo account information (where applicable), a detailed description of the Affiliated Advertiser Site's software, hardware and network architecture and access to the Affiliated Advertiser Site for purposes of such performance and load testing as AOL elects to conduct.

                                   Exhibit D
                                   Carriage


----------------------------------------------------------------------
Shopping                             Start    End       Impressions
                                     Date     Date         Target
----------------------------------------------------------------------
Athletic Shoes and Apparel - GOLD   7/14/99  5/14/01
Golf & Recreation - GOLD            7/14/99  5/14/01
Camping & Outdoors - ANCHOR         7/14/99  5/14/01
Fitness & Sports - ANCHOR           7/14/99  5/14/01
======================================================================
                       Subtotal                             [*]

AOL Service
======================================================================

Sports: ROS                          8/1/99  7/31/01
ROS                                  8/1/99  7/31/01
Email - In Box                       8/1/99  7/31/01
People Connection: News, Sports,     8/1/99  7/31/01
 Finance - Sports ROS

======================================================================
                       Subtotal                              [*]

AOL.com

======================================================================

Webcenter: Run of Sports             8/1/99  7/31/01
Sports Search Package:Baseball       8/1/99  7/31/01
 Module
Sports Search Package: Soccer        8/1/99  7/31/01
Sports Search Package: Golf          9/1/99  7/31/01
Sports Search Package: Outdoor       8/1/99  7/31/01
ROS                                  8/1/99  7/31/01
AIM                                  8/1/99  7/31/01

======================================================================
                       Subtotal                             [*]

======================================================================
Year 1                                                     [*]
Year 2                                                     [*]
======================================================================
TOTAL                                                      [*]
======================================================================

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.